As filed with the U.S. Securities and Exchange Commission on March 11, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23389

Ellington Income Opportunities Fund
(Exact name of registrant as specified in charter)

8000 Norman Center Drive, Ste 630
Minneapolis, MN 55437
(Address of principal executive offices) (Zip code)

John L. Sabre
8000 Norman Center Drive, Ste 630
Minneapolis, MN 55437
 (Name and address of agent for service)

855-897-5390
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2018

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 800-236-4424 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Ellington Income Opportunities Fund
TABLE OF CONTENTS

Shareholder Letter (Unaudited)	1

Allocation of Portfolio Assets (Unaudited)	3

Schedule of Investments	4

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Statement of Cash Flows	9

Financial Highlights	10

Notes to Financial Statements	11

Report of the Independent Registered Public Accounting Firm	17

Additional Information (Unaudited)	18

Board Approval of Management Agreement (Unaudited)	19

Trustees and Executive Officers (Unaudited)	22

Ellington Income Opportunities Fund
SHAREHOLDER LETTER (Unaudited)
December 31, 2018

Dear Investor,

The Ellington Income Opportunities Fund is a multi-sector, credit interval fund seeking to capitalize on the broad opportunity set within the structured credit markets, primarily investing in real estate related ABS, corporate securities, and opportunistic whole loans within both the public and private market. The Fund’s experienced management team takes a dynamic approach to fixed income investing, attempting to provide high cash flow and attractive total returns throughout the credit cycle.

Portfolio Update for the Fiscal Year Ending December 31, 2018

The Fund’s Class M Shares returned 0.06% over the first two months of operations. The Fund made it’s first distribution which amounted to $0.04/share for the fiscal year ending December 31, 2018.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

Performance	Since Inception*
Class M Shares	0.06%
Bloomberg Barclays U.S. Corporate High Yield Index	-2.88%
S&P/LTSA Leveraged Loan Index	-3.49%

* Inception date for the Class M Shares is 11/13/2018.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (855) 862-6092. The Fund’s total annual operating expenses are 3.48% for the Class M shares. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses through October 31, 2020. After this fee waiver, the expense ratio is 2.20% for the Class M shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years.

Market Update

Volatility gripped the markets throughout November. Although major stock indices ended the month higher, they were down over 3% at one point during the period. Corporate credit spreads exhibited similar volatility; however, they ended the month approximately 20 basis points wider. This move spilled into structured credit products, as spreads finally widened throughout the various segments of the market.

The overall widening in credit spreads, coupled with year-end redemptions and balance sheet constraints, finally caused clearing levels to move lower. The average bond in the market sold off approximately 2 points in November. While fundamentals in the sector remained strong, there was some pullback in the housing market.  The Corelogic 20-City Home Price Index grew in September at the slowest pace in almost two years, adding to signs that buyer interest may be waning. The index rose 5.1% from a year earlier, the least since November 2016.

Ellington Income Opportunities Fund
SHAREHOLDER LETTER (Unaudited)
December 31, 2018

Additionally, we saw a pick-up in CLO supply during the month, as sellers attempted to move safer, higher dollar bonds in order to raise cash. Although these assets may not have been down in price significantly, it was a good opportunity to source assets with an attractive risk-adjusted return. Additionally, CLOs continued to benefit from the move higher in Libor, which rose on the month even though U.S. Treasury yields rallied.

December saw the financial markets in free fall for the better part of the month, with the major U.S. stock indices down approximately 9%.  At one point, stocks were down almost 15% only to recover modestly into year-end.  Credit spreads suffered as well, with 5-year corporate high yield spreads widening approximately 60 basis points, reaching levels not seen since 2016.  In a further sign of economic stress, the U.S. Treasury curve partially inverted, with the 2-year note rate rising above the 5-year note rate for the first time since 2007.

While virtually all parts of legacy structured credit markets were lower in price, our legacy holdings outperformed most other fixed income credit sectors.  Leveraged loans, for example, have had a very poor stretch of performance.  The S&P/LSTA Leveraged Loan Price Index hit its low for the year in late December.  The index did not have a gain in any trading session between November 1st and December 28th.  Investors have been pulling money out of U.S. leveraged loan funds at a historical pace, withdrawing $3.5 billion in the week ending December 26th, the third straight week of record setting withdrawals in the sector.  According to Lipper data, this was the longest string of consecutive outflows exceeding $1 billion on record for loan funds.  This volatility caused the CLO market to essentially freeze in terms of new issuance.  At least four loan sales for buyouts and acquisitions failed to clear in the market in December.

Liquidity was the biggest issue facing the structured credit sector as year-end balance sheet constraints were magnified in light of the extreme market volatility.  Dealers had little to no appetite to add bonds, which was reflected in their month-end marks.  In many cases, individual dealer marks were lower than actual market clearing levels.  While this lack of liquidity negatively impacted marks, it also presented some trading opportunities.  There was some forced selling of legacy non-agency RMBS during the month, as several funds were either dealing with redemptions or going out of business entirely.

We continue to favor structured credit as the best mechanism to potentially take advantage of unique risk-adjusted total return opportunities and relative value while maintaining a low effective duration profile. With the urgency for fixed income to generate higher income in the current market, we believe structured credit should merit serious consideration for any investment portfolio.

FORWARD-LOOKING STATEMENTS

Some of the statements in this Presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, estimates, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements in this Presentation are subject to inherent qualifications and are based on a number of assumptions.  The forward-looking statements in this presentation involve risks and uncertainties, including statements as to: (i) general volatility of the securities markets in which we plan to trade; (ii) changes in strategy; (iii) availability, terms, and deployment of capital; (iv) availability of qualified personnel; (v) changes in interest rates, the debt securities markets or the general economy; (vi) increased rates of default and/or decreased recovery rates on our investments; (vii) increased prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities; (viii) changes in governmental regulations, tax rates, and similar matters; (ix) changes in generally accepted accounting principles by standard-setting bodies; (x) availability of trading opportunities in mortgage-backed, asset-backed, and other securities, (xi) changes in the customer base for our business, (xii) changes in the competitive landscape within our industry and  (xiii) the continued availability to the business of the Ellington resources described herein on reasonable terms.

The forward-looking statements are based on our beliefs, assumptions, and expectations, taking into account all information currently available to us.  These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, the performance of instruments and business discussed herein may vary materially from those expressed, anticipated or contemplated in our forward-looking statements.

This Shareholder Letter is only made available to existing Investors in the Fund, who have already received the Fund’s private placement memorandum (PPM).  Foreside Fund Services, LLC, placement agent.  Princeton Fund Advisors, LLC and Foreside Fund Services, LLC are not affiliated.

Ellington Income Opportunities Fund
ALLOCATION OF PORTFOLIO ASSETS(1) (Unaudited)
December 31, 2018
(Expressed as a Percentage of Total Investments)

Ellington Income Opportunities Fund
SCHEDULE OF INVESTMENTS
December 31, 2018

Current Principal Amount/ Shares	Description	Rate	Maturity	Percentage of Net Assets	Fair Value

Collateral Loan Obligation (26.20%)(1)
$430,000	Apidos CLO XVI (3 Month LIBOR USD + 3.50%, 0.00% Floor)(4)	6.95%	01/19/2025	3.65%	$409,218
430,000	Crown Point CLO II (3 Month LIBOR USD + 4.60%, 0.00% Floor)(4)	7.04%	12/31/2023	3.72%	416,632
670,000	Grayson CLO (3 Month LIBOR USD + 1.55%, 1.55% Floor)(4)	4.09%	11/01/2021	3.55%	397,186
480,000	OFSI Fund V (3 Month LIBOR USD + 5.25%, 0.00% Floor)(4)	7.70%	04/17/2025	4.15%	464,648
480,000	Rockwall CDO II (3 Month LIBOR USD + 2.25%. 2.25% Floor)(4)	4.79%	08/01/2024	4.03%	451,200
850,000	WhiteHorse VII (3 Month LIBOR USD + 4.80%, 0.00% Floor)(4)	7.48%	11/24/2025	7.10%	795,972
Total Collateralized Loan Obligation (Cost $3,051,730)					2,934,856

Commercial Mortgage Backed Securities (23.40%)(1)
400,000	Atrium Hotel Portfolio Trust 2018‐ATRM (1 Month LIBOR USD + 2.30%, 2.30% Floor)(4)	4.76%	06/15/2035	3.56%	398,587
400,000	Areit Cre Trust (1 Month LIBOR USD + 2.10%, 2.10% Floor)(3)(4)	4.54%	02/14/2035	3.57%	400,238
400,000	BSPRT 2018‐FL4 (1 Month LIBOR USD + 2.75%, 2.75% Floor)(4)	5.21%	09/15/2035	3.56%	399,151
225,000	Hunt CRE 2018‐FL2 (1 Month LIBOR USD + 2.35%, 2.35% Floor)(4)	4.81%	08/15/2028	1.99%	222,873
400,000	KREF 2018‐FL1 (1 Month LIBOR USD + 2.55%, 2.55% Floor)(4)	4.85%	06/15/2036	3.57%	399,991
400,000	LoanCore 2018‐CRE1 (1 Month LIBOR USD + 2.95%, 2.95% Floor)(4)	5.41%	05/15/2028	3.58%	401,447
400,000	TRTX 2018‐FL2 (1 Month LIBOR USD + 2.70%, 0.00% Floor)(4)	5.16%	11/15/2037	3.57%	399,999
Total Commercial Mortgage Backed Securities (Cost $2,621,884)					2,622,286

Private Label Residential Mortgage-Backed Securities (38.54%)(1)
1,750,000	Banc of America Funding 2008‐R4 Trust (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)(4)	2.77%	07/25/2037	3.40%	380,952
1,404,843	CSMC Mortgage‐Backed Trust Series 2006‐1	5.50%	02/25/2036	2.64%	296,347
3,489,000	Countrywide Home Loans Alternative Loan Trust 2006‐OA17 (Cost of Funds for the 11th District of San Francisco + 1.50%, 1.50% Floor)	2.52%	12/20/2046	3.53%	395,288
4,017,000	CHL Mortgage Pass‐Through Trust 2006‐HYB5	4.24%	09/20/2036	3.88%	434,411
3,800,000	CHL Mortgage Pass‐Through Trust 2006‐J2	6.00%	04/25/2036	1.30%	145,806
300,000	Deutsche Mortgage Securities Mortgage Loan Trust (1 Month LIBOR USD + 0.35%, 0.35% Floor)	2.66%	06/25/2034	0.14%	15,827
795,000	First Horizon Alternative Mortgage Securities Trust 2004‐AA3	4.22%	09/25/2034	1.38%	154,625
10,492,000	GSR Mortgage Loan Trust 2006‐7F	6.25%	08/25/2036	3.03%	338,965
575,000	HarborView Mortgage Loan Trust (1 Month LIBOR USD + 0.52%, 0.52% Floor)	2.99%	06/19/2034	0.16%	18,246
1,340,000	HarborView Mortgage Loan Trust	3.88%	12/19/2034	0.35%	39,436
2,290,000	IndyMac INDX Mortgage Loan Trust 2004‐AR12 (1 Month LIBOR USD + 0.78%, 0.78% Floor)	3.09%	12/25/2034	0.82%	92,216
385,000	IndyMac INDX Mortgage Loan Trust 2006‐AR2 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.52%	02/25/2046	0.56%	62,583
225,000	IndyMac INDX Mortgage Loan Trust 2006‐AR25	3.64%	09/25/2036	0.14%	15,439
240,000	JP Morgan Mortgage Trust 2006‐A1	4.69%	02/25/2036	0.50%	55,568
3,250,000	JP Morgan Mortgage Trust 2007‐A4	3.67%	06/25/2037	3.04%	340,255
513,000	MASTR Asset Securitization Trust 2006‐1	5.75%	05/25/2036	0.61%	68,154
185,000	Nomura Asset Acceptance Corporation	6.00%	07/25/2034	1.30%	145,243
30,000,000	Nomura Asset Acceptance Corporation	5.89%	05/25/2036	1.88%	210,578
965,250	Prime Mortgage Trust	6.10%	01/25/2034	0.63%	70,121
1,498,000	RAST (Residential Asset Securitization Trust)	6.08%	02/25/2034	4.02%	450,722
350,000	Residential Funding Mortgage Securities I	4.62%	03/25/2035	0.16%	18,223
469,000	Structured Adjustable Rate Mortgage Loan Trust	4.38%	09/25/2034	0.12%	13,571
1,859,000	Structured Asset Securities Corporation	4.20%	03/25/2033	0.86%	96,243
5,200,000	WaMu Mortgage Pass‐Through Certificates Series 2006‐AR1 Trust (12 Month US Treasury Average + 1.07%, 1.07% Floor)	3.12%	01/25/2046	4.09%	458,453
Total Private Label Residential Mortgage-Backed Securities (Cost $4,267,933)					4,317,272

See Accompanying Notes to the Financial Statements

Ellington Income Opportunities Fund
SCHEDULE OF INVESTMENTS
December 31, 2018

Current Principal Amount/ Shares	Description	Rate	Maturity	Percentage of Net Assets	Fair Value

Short-Term Investments - Investment Companies (11.45%)(1)
1,282,653	First American Government Obligation - Class X	2.36%(2)		11.45%	$1,282,653
Total Short-Term Investments - Investment Companies (Cost $1,282,653)					1,282,653

Total Investments (99.59%)(1) (Cost $11,224,200)					11,157,067
Other Assets in Excess of Liabilities (0.41%)(1)					45,593
Total Net Assets Applicable to Unitholders - 100.00%					$11,202,660

(1) Percentages are stated as a percent of net assets.
(2) Rate reported is the 7-day yield as of December 31, 2018.
(3) Step-up bond that pays an initial spread for the first period and then a higher spread for the following periods. Spread shown is as of period end.
(4)  144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2018, these securities amounted to $5,938,094, or 53.01% of net assets.

See Accompanying Notes to the Financial Statements

Ellington Income Opportunities Fund
STATEMENT OF ASSETS & LIABILITIES
December 31, 2018

Assets
Investments at fair value ($11,224,200 - cost)	$11,157,067
Due from custodian	13,467
Interest receivable	60,432
Deferred offering costs	85,232
Total assets	11,316,198

Liabilities
Payable to Adviser, net of waiver	19,429
Accrued expenses	94,109
Total liabilities	113,538
Net assets	$11,202,660

Net Assets Consisting of
Paid-in capital	$11,240,904
Total accumulated losses	(38,244)
Net assets	$11,202,660

Net Asset Value per Share, 1,123,971 Class M shares outstanding, unlimited shares authorized	$9.97

See Accompanying Notes to the Financial Statements

Ellington Income Opportunities Fund
STATEMENT OF OPERATIONS

Period Ended December 31, 2018 (1)
Investment Income
Interest income	$83,957
Total Fund Investment Income	83,957

Expenses
Organizational costs	82,074
Professional fees	33,055
Management fees	26,994
Administrator fees	20,573
Trustees' fees	15,000
Amortization of deferred offering costs	12,597
Compliance fees	10,471
Transfer agent fees	7,988
Insurance expense	3,356
Registration fees	2,565
Custodian fees and expenses	671
Other expenses	2,685
Total Expenses	218,029
Less: expense reimbursement by Adviser	(185,928)
Net Expenses	32,101
Net Investment Income	51,856

Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investments	17,937
Net change in unrealized depreciation of investments	(67,133)
Net Realized and Change in Unrealized Loss on Investments	(49,196)

Increase in Net Assets Resulting from Operations	$2,660

(1) Fund commenced operations on November 13, 2018.

See Accompanying Notes to the Financial Statements

Ellington Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

Period Ended December 31, 2018 (1)

From Operations
Net investment income	$51,856
Net realized gain	17,937
Change in unrealized depreciation on investments	(67,133)
Net increase in net assets resulting from operations	2,660
Distributions and Dividends to Common Shareholders
From net investment income	(40,904)
Total distributions and dividends to common shareholders	(40,904)
Capital Share Transactions (Note 7)(2)
Proceeds from shareholder subscriptions	11,200,000
Distribution reinvestments	40,904
Net increase in net assets from capital share transactions	11,240,904
Total increase in net assets	11,202,660
Net Assets
Beginning of fiscal period(1)	-
End of fiscal period	$11,202,660

(1) Fund commenced operations on November 13, 2018.
(2) For shareholder transaction activity, please see Note 7.

 See Accompanying Notes to the Financial Statements

Ellington Income Opportunities Fund
STATEMENT OF CASH FLOWS

Period Ended December 31, 2018 (1)

Cash Flows From Operating Activities
Increase in Net Assets Resulting from Operations	$2,660
Adjustments to reconcile increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(17,937)
Net change in unrealized depreciation of investments	67,133
Purchases of investments in securities	(11,695,835)
Proceeds from sales of investments in securities	500,581
Amortization and accretion on investments	(11,009)
Changes in operating assets and liabilities:
Due from custodian	(13,467)
Interest receivable	(60,432)
Deferred offering costs	(85,232)
Payable to Adviser, net of waiver	19,429
Accrued expenses	94,109
Net cash used in operating activities	(11,200,000)
Cash Flows From Financing Activities
Proceeds from issuance of shares	11,200,000
Net cash provided by financing activities	11,200,000
Net Increase in Cash	-

Cash:
Beginning of fiscal period	-
End of fiscal period	$-

Supplemental Disclosure of Cash Flow and Non-Cash Information
Non-cash financing activities not included herein consist of distribution reinvestments	$40,904

(1) Fund commenced operations on November 13, 2018.

See Accompanying Notes to the Financial Statements

Ellington Income Opportunities Fund
FINANCIAL HIGHLIGHTS - Class M

	Period Ended December 31, 2018 (1)
Per Unit Data (2)
Net Asset Value, beginning of fiscal period	$10.00
Activity from Investment Operations:
Net investment income	0.05
Net realized and unrealized loss on investments	(0.04)
Total increase from investment operations	0.01
Less Distributions and Dividends to Unitholders:
Net investment income	(0.04)
Total distributions and dividends to unitholders	(0.04)
Net Asset Value, end of fiscal period	$9.97

Total Investment Return (2)	0.06%	(3)
Supplemental Data and Ratios
Net assets, end of fiscal period (000)	$11,203

Ratio of expenses to average net assets before waiver	10.07%	(4)

Ratio of expenses to average net assets after waiver	2.20%	(4)

Ratio of net investment income (loss) to average net assets before waiver	(4.32)%	(4)

Ratio of net investment income (loss) to average net assets after waiver	3.55%	(4)

Portfolio turnover rate	5.18%	(3)

(1) Fund commenced operations on November 13, 2018.
(2) Information presented relates to a unit outstanding for the period presented.
(3) Not annualized.
(4) All income and expenses are annualized for periods less than one full year with the exception of organizational costs.

 See Accompanying Notes to the Financial Statements

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1. ORGANIZATION

The Ellington Income Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management company.  The Fund is an interval fund that will offer to make quarterly repurchases of shares at the net asset value (“NAV”) of Class M shares.

Princeton Fund Advisors, LLC (the “Adviser”) serves as the Fund’s investment adviser.  Ellington Global Asset Management, LLC (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser. The Fund’s investment objective is to seek total return, including capital gains and current income.

The Fund is organized as a statutory trust under the laws of the State of Delaware.  The Fund commenced operations on November 13, 2018.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material to the financial statements.

The following is a summary of the significant accounting policies followed by the Fund:

(A) Investments: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).

(B) Investment Transactions, Investment Income and Expense Recognition: Investment transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated based on identified cost. Principal write-offs are treated as realized losses. Interest income is recorded as earned unless ultimate collection is in doubt. Generally, the Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discount and amortization of market premiums requires the use of a significant amount of judgment and the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions. Expenses that are directly attributable to the Fund (the “Fund Expenses”) consist of permitted expenses determined in accordance with the terms of the governing documents. Fund Expenses are charged when incurred. Fund Expenses include, but are not limited to, operational expenses and other expenses associated with the operation of the Fund.

(C) Cash: Cash and cash equivalents include cash. Cash is maintained at U.S. Bank National Association, member of FDIC.  Balances might exceed federally insured limits.

(D) Income Taxes: The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

(E) Distributions to Shareholders:  Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex‐dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(F) Indemnifications:  In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

(G) Recent Accounting Pronouncements:  In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements, specifically, removing the requirement to disclose the amount and reasons for transfers between level 1 and level 2 securities of the fair value hierarchy and the policy for timing of transfers. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

3. VALUATION

The following is a description of the valuation methodologies used for the Fund’s financial instruments. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 valuation methodologies include the observation of quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 valuation methodologies include the observation of (i) quoted prices for similar assets or liabilities in active markets, (ii) inputs other than quoted prices that are observable for the asset or liability (for example, interest rates and yield curves) in active markets and (iii) quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3 fair value methodologies include (i) the solicitation of valuations from third parties (typically, broker-dealers), (ii) the use of proprietary models that require the use of a significant amount of judgment and the application of various assumptions including, but not limited to, prepayment assumptions and default rate assumptions, and (iii) the assessment of observable or reported recent trading activity. The Fund utilizes such information to assign a good faith fair value (the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the valuation date) to each such financial instrument.

The Adviser seeks to obtain at least one third-party indicative valuation for each instrument, and obtains multiple indicative valuations when available. Third-party valuation providers often utilize proprietary models that are highly subjective and also require the use of a significant amount of judgment and the application of various assumptions including, but not limited to, prepayment and default rate assumptions. The Adviser has been able to obtain third-party indicative valuations on the vast majority of the Fund’s investments and expects to continue to solicit third-party valuations on substantially all investments in the future to the extent practical. The Adviser generally values each financial instrument at the average of all third-party valuations received. However, such third-party valuations are not binding, and while the Adviser generally does not adjust such valuations, the Adviser may challenge or reject a valuation when, based on validation criteria, the Adviser determines that such valuation is unreasonable or erroneous. Furthermore, the Adviser may determine, based on validation criteria, that for a given instrument the average of the third-party valuations received does not result in what the Adviser believes to be fair value, and in such circumstances the Adviser may override this average with their own good faith valuation. The validation criteria include the use of the Adviser’s own models, recent trading activity in the same or similar instruments, and valuations received from third parties.

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

The Adviser’s valuation process, including the application of validation criteria, is overseen and periodically reviewed by the Adviser’s valuation committee. Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the financial instruments existed, and the differences could be material to the financial statements.

The table below reflects the value of the Fund’s Level 1, Level 2 and Level 3 financial instruments measured at fair value as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Investments
Collateralized Loan Obligation	$-	$2,934,856	$-	$2,934,856
Commercial Mortgage Backed Securities	-	2,622,286	-	2,622,286
Private Label Residential Mortgage Backed Securities	-	4,317,272	-	4,317,272
Short-Term Investments	1,282,653	-	-	1,282,653
Total Investments	$1,282,653	$9,874,414	$-	$11,157,067

The Fund generally uses prices provided by an independent pricing service, broker, or agent bank, which provide non-binding indicative prices on or near the valuation date as the primary basis for fair value determinations for certain instruments. The independent pricing services typically value such securities based on one or more inputs, including but not limited to benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities, and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data.  In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, and specific deal information.  These values are non-binding, and may not be determinative of fair value. Values are evaluated during the Fund's valuation process by management in conjunction with additional information about the instrument, similar instruments, market indicators and other information. There were no transfers into or out of Level 1, Level 2, or Level 3 investments during the current period presented. It is the Fund's policy to record transfers into or out of any Level at the end of a reporting period.

4. RELATED PARTY AGREEMENTS AND FEES

The Adviser serves as the investment adviser to the Fund.  Under the terms of the Management Agreement between the Fund and the Adviser dated October 17, 2018 (the “Agreement”), the Adviser, subject to the oversight of the Board of Trustees (the “Board”), provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies.  As compensation for its management services, the Fund agrees to pay to the Adviser a monthly fee in dollars at the annual rate of 1.85% of the Fund’s average daily net assets.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has agreed, until at least October 31, 2020, to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expense, and any fees and expenses incurred in connection with credit facilities, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses), to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 2.20% per annum of the Fund’s average daily net assets attributable to Class M shares. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, on 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if (after taking the repayment into account) the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or at the time of the reimbursement payment. The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

Fiscal Year Incurred	Amount Waived	Amount Recouped	Amount Subject to Potential Reimbursement	Expiration Date
December 31, 2018	$185,928	$ -	$185,928	December 31, 2021

The Adviser has engaged Ellington Global Asset Management, LLC (“Ellington” or the “Sub-Adviser”), a registered investment adviser with the SEC under the Advisers Act, to act as the Fund’s sub-adviser pursuant to a Subadvisory Agreement dated October 17, 2018 between Ellington and the Adviser (the “Subadvisory Agreement”). Under the terms of the Subadvisory Agreement, the Sub-Advisor is paid directly by the Adviser.

Under Administration, Fund Accounting and Transfer Agent Servicing Agreements between the Fund and U.S. Bancorp Fund Services, LLC doing business as US Bancorp Global Fund Services, LLC (“Global Fund Services”), Global Fund Services is paid a monthly fee based on the net asset value of the Fund. Global Fund Services acts as fund administrator, fund accountant, registrar and transfer agent to the Fund.

For the period ended December 31, 2018, the Fund used US Bank National Association (“US Bank”) as its custodian pursuant to a Custody Agreement between US Bank and the Fund.

Northern Lights Compliance Services, LLC provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Northern Lights Compliance Services, LLC and the Fund.

Two Trustees and certain Officers of the Fund are also Officers of the Adviser or Sub-Adviser. Trustees and officers, other than the Chief Compliance Officer, affiliated with the Adviser are not compensated by the Fund for their services.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended December 31, 2018 amounted to $10,413,182 and $500,581, respectively.

6. TAX BASIS INFORMATION

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The tax character of dividends paid to shareholders during the period ended December 31, 2018, was as follows:

Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
$ 40,904	$ -	$ -	$ 40,904

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments.

The following information is provided on a tax basis as of December 31, 2018:

Tax cost of investments	$11,224,200
Gross unrealized appreciation	76,948
Gross unrealized depreciation	(144,081)
Net unrealized depreciation	(67,133)
Undistributed ordinary income	28,889
Undistributed long-term gains	-
Other temporary differences	-
Total accumulated losses	$(38,244)

As of December 31, 2018, for federal income tax purposes, there were no capital loss carryforwards.

There was no difference between book and tax basis net unrealized appreciation.

The Fund follows the authoritative guidance on accounting for and disclosure of uncertainty on tax positions, which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals of litigation process, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Fund did not have any unrecognized tax benefits or unrecognized tax liabilities at December 31, 2018. The Fund does not expect any change in unrecognized tax benefits or unrecognized tax liabilities within the next year. In the normal course of business, the Fund may be subject to examination by federal, state, local and foreign jurisdictions, where applicable, for all open tax years.

7. SHAREHOLDER TRANSACTIONS

The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% and no more than 25% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. The Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase shares on the last business day of each calendar quarter beginning no later than March 31, 2019.

The Fund had 1,123,971 shares outstanding at December 31, 2018. The Fund issued 1,119,881 shares through shareholder subscriptions, 4,090 shares through dividend reinvestments and did not repurchase any shares through shareholder redemptions during the period ended December 31, 2018.

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, National Financial Services held approximately 96% of the voting securities of the Fund.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Ellington Income Opportunity Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ellington Income Opportunities Fund (the Fund) as of December 31, 2018, and the related statements of operations, changes in net assets, financial highlights, and related notes (collectively the financial statements) for the period from November 13, 2018 (commencement of operations) to December 31, 2018. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations, the changes in its net assets and the financial highlights for the period from November 13, 2018 (commencement of operations) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the custodians and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of the Fund since 2018.

Denver, Colorado
March 1, 2019

Ellington Income Opportunities Fund
ADDITIONAL INFORMATION
December 31, 2018 (Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser at (888) 862-3690.

Board of Directors
The Offering Memorandum includes additional information about the Fund’s Directors and is available upon request without charge by calling the Adviser at (888) 862-3690 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Ellington Income Opportunities Fund
BOARD APPROVAL OF MANAGEMENT AGREEMENT (Unaudited)
December 31, 2018

Consideration of Management Agreement between the Adviser and the Fund

The Board, including the Independent Trustees, considered the following material factors during their deliberations in considering whether to approve the Management Agreement between the Adviser and the Fund: (i) the nature, extent and quality of services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the estimated cost of services to be provided and any profits to be realized by the Adviser and its affiliates; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale for the benefit of investors.

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services to be provided by the Adviser to the Fund.  The Board reviewed a copy of the Adviser’s current Form ADV and information regarding the Adviser’s organizational structure and the personnel who will be servicing the Fund.  The Trustees considered a presentation given by the Adviser regarding the Fund’s investment strategy, as well as the experience of the Adviser in the providing investment management services to other registered investment companies.  The Trustees considered the Adviser’s initial due diligence of the Sub-Adviser, and ongoing oversight and diligence that the Adviser would perform with respect to the Sub-Adviser if the Advisory Agreements were approved.  The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure, and the experience and background of all key personnel of its Fund management team.  The Board then considered certain legal and regulatory matters in which the Adviser and/or the Adviser’s affiliates are involved and the potential effect of such matters on the operations of the Adviser.

The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Trust are expected to be satisfactory and reliable.

Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider its investment performance of the Fund.  The Trustees acknowledged that the Adviser would not manage the Fund directly, but would engage the Sub-Adviser to manage the Fund and the Adviser would oversee the Sub-Adviser in performing its obligations, including providing an acceptable level of return to the Fund’s shareholders.  The Trustees noted that the Adviser and the Sub-Adviser had analyzed various return scenarios for the Fund based on differing market conditions, based on the Sub-Adviser’s experience managing other funds and accounts making similar investments as the Fund.  The Trustees considered the performance of these other accounts managed by the Sub-Adviser, their performance relative to appropriate market benchmarks and considered the background of the prospective portfolio managers.

Fees and Expenses.  The Board noted that the proposed Adviser would charge a 1.85% annual advisory fee based on the average net assets of the Fund, which is above the peer group average of a group of similarly managed closed-end funds, but below the majority of the funds in the peer group and lower than the advisory fee for a similar fund managed by the Adviser.  The Trustees also noted that the Adviser expects to limit the amount of expenses incurred in the business of the Fund, excluding the management fee, acquired fund fees and expenses and certain other investment-related fund expenses and extraordinary expenses, to 2.20% of the Fund’s net assets for its first year of operation. The Trustees noted that the overall projected net expense ratio is lower than the peer group average and the estimated net fees are within the range of the peer group.  They further determined the advisory fees are acceptable light of the Adviser’s expertise and the quality of the services the Fund expects to receive from the Adviser, and the type of supervision the Adviser expects to conduct with respect to the Sub-Adviser.

Economies of Scale.  The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there was potential for realization of any further economies of scale.  The Board acknowledged that, based on the anticipated size and growth of the Fund for the first two years the Management Agreement is in effect, economies of scale are not a relevant consideration at this time.  The Board noted the Adviser’s expected efforts to market and distribute the Fund in order to help the Fund reach scale, such as working with a combination of internal marketing professional and independent third-party marketing teams, holding due diligence conferences about the Fund and its investment process and leveraging pre-existing relationships who may wish to invest in the Fund.

Profitability.  The Board considered the anticipated profits to be realized by the proposed Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They noted that any projection of profits is speculative.  They considered the proposed advisory fee, expected asset levels and expected expenses to the Adviser for distribution purposes.  The Board considered that the anticipated direct profit to the Adviser for the first year that the Management Agreement is in effect is projected to be approximately 16% in the Fund’s first twelve months of operations.  The Board discussed PFA’s financial status, and the contemplated Expense Limitation Agreement.  It concluded that the Adviser has adequate resources to reimburse the Fund for operating expenses and to continue operations.  The Board concluded that the Adviser’s expected level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed advisory fee structure is reasonable and in light of such services and projected expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Management Agreement.

The Board noted in its consideration of the Management Agreement that the Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all the matters considered.

Consideration of Sub-Advisory Agreement between the Adviser and the Sub-Adviser

The Board, including the Independent Trustees, considered the following material factors during their deliberations in considering whether to approve the Sub-Advisory Agreement between the Adviser and the Sub-Adviser: (i) the nature, extent and quality of services provided by the Sub-Adviser; (ii) the investment performance of the Fund and the Sub-Adviser; and (iii) the estimated cost of services to be provided.

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund.  The Board reviewed a copy of the Sub-Adviser’s current Form ADV and information regarding the Sub-Adviser’s organizational structure and the personnel who will be servicing the Fund.  The Trustees considered a presentation given by the Sub-Adviser regarding the Fund’s investment strategy, as well as the experience of the Sub-Adviser in the providing investment management services to other funds and accounts following similar strategies.  The Trustees discussed the nature of the Sub-Adviser’s operations, the quality of the Sub-Adviser’s compliance infrastructure, and the experience and background of all key personnel of its Fund management team, including the Fund’s portfolio managers.  The Board then considered certain legal and regulatory matters in which the Sub-Adviser and/or the Sub-Adviser’s affiliates are involved and the potential effect of such matters on the operations of the Sub-Adviser.

The Trustees concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Sub-Adviser to the Trust are expected to be satisfactory and reliable.

Performance of the Sub-Adviser.  Because the Fund has not yet commenced operations, the Trustees could not consider its investment performance of the Fund.  However, the Trustees considered other accounts managed by the Sub-Adviser and considered the background of the prospective portfolio managers.  The Board concluded that the Sub-Adviser was expected to obtain an acceptable level of investment return to shareholders over the long-term.

Costs of the Services Provided.  The Board noted the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement, the terms of which contemplated that the expenses of the Fund waived under the Expense Limitation Agreement were to be shared between the Adviser and the Sub-Adviser.  The Board acknowledged that the fees to be paid to the Sub-Adviser would be paid by the Adviser and not the Fund.

Conclusion.  Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee structure is reasonable and in light of such services and projected expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Sub-Agreement.

The Board noted in its consideration of the Sub-Agreement that the Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all the matters considered.

Ellington Income Opportunities Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
December 31, 2018

Set forth below is information with respect to each of the Trustees and executive officers of the Fund, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is c/o Princeton Fund Advisors, LLC, 8000 Norman Center Drive, Suite 630, Minneapolis, MN, 55437.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Jeffrey P. Greiner	Trustee and Chairman of the Audit Committee	Since 2018	Co-Founder and Managing Partner, Northern Pacific Group (since 2012). Senior Advisor, Norwest Equity Partners (2007-2012)	2	YMCA of the Greater Twin Cities (since 2000); Greater Twin Cities United Way (since 2009); Boy Scouts of America (since 2013); Princeton Private Investments Access Fund (2014-Present)
(1958)

Richard P. Imperiale	Trustee	Since 2018	Portfolio Manager, Uniplan Investment Counsel, Inc. (1984-Present)	1	Retail Properties of America (RPAI-NYSE) (2011-Present); Reven Housing (REVN-NYSE) (2011-Present)
(1960)

G. Mike Mikan	Trustee	Since 2018	Vice Chairman and President of Bright Health, Inc. (since 2019); Chairman and Chief Executive Officer of Shot-Rock Capital, LLC, a private investment capital group (2015-2018); President, ESL Investments, Inc. (2013-2014)	2	AutoNation (2013-present); Princeton Private Investments Access Fund (2015-present); Breck School (2009-present);
(1971)

Interested Trustees
John L. Sabre	Trustee and President	Since 2018	Chairman and CEO, Mount Yale Capital Group, LLC (2003-present); Chairman and CEO Princeton Fund Advisors, LLC (2011-present)	2	Princeton Private Investments Access Fund (2014-Present)
(1957) (3)

Laurence E. Penn	Trustee	Since 2018	Vice Chairman, Ellington Management Group, LLC and its affiliates (1995-Present); Chairman, IMO 2021 Inc.	1	Ellington Financial LLC (NYSE: EFC) (2007-Present);Ellington Residential Mortgage REIT Inc. (NYSE: EARN) (2012-Present)
(1962)

(1)	The term of office for each Trustee listed above will continue indefinitely.
(2)	The “Fund Complex” consists of the Fund and Princeton Private Investments Access Fund (“PPIF”). PPIF does not offer its shares to the public.

Executive Officers (Unaudited)

The following provides information regarding the executive officers of the Fund who are not Trustees.  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupations During Past Five Years

Christopher E. Moran	Treasurer	Since 2018	Chief Financial Officer, Mount Yale Capital Group, LLC (since 2007)
(1979)

Daniel J. Amen	Secretary	Since 2018
General Counsel Mount Yale Capital Group, LLC (since 2014); Managing Partner Amen Business Law (2014 to 2017); Attorney with the Corporate Group at Faegre Baker Daniels (formerly, Faegre & Benson) (1982 to July 2014)

(1957)

Emile R. Molineaux	Chief Compliance Officer	Since 2018
Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004-June 2012); Secretary and CCO, Northern

(1962)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. G. Mike Mikan is qualified as an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. The registrant’s inception date was November 13, 2018, and as such, there is only one fiscal year to present. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/18
Audit Fees	$21,000
Audit-Related Fees	-
Tax Fees	$5,000
All Other Fees	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by RSM US, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2018
Audit-Related Fees	0%
Tax Fees	100%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past fiscal year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018
Registrant	$5,000
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ELLINGTON MANAGEMENT GROUP

PROXY VOTING AND CORPORATE ACTIONS

The firm’s policy with respect to voting equity proxies or exercising discretion with respect to fixed income corporate actions is outlined below.  In all cases, in circumstances in which we are exercising discretion on behalf of any managed account or investment fund as to which, or for whom, the firm provides investment advisory or management services (each, a “Client”), that discretion is to be exercised in accordance with our good faith assessment of the best interests of the Client in light of the proposed vote or action.

Equity proxies

As a general rule, Ellington Management Group and its affiliates (“Ellington”, or the “Firm”) votes equity proxies for Clients with respect to which the Firm has determined that the benefit of voting such proxies exceeds the cost of voting them.  Factors considered in making this determination can include: i) the strategy of the Client, ii) the amount of equities traded, iii) the holding periods for equities positions, iv) whether equities positions are typically long or short, and v) any other relevant factors.

Equities Clients

Ellington’s policy is to generally presume that voting proxies is a net benefit to Clients who take long equity positions as a material part of their strategy.

Use of third party proxy service

With respect to equities accounts for which Ellington has determined that the benefit of voting proxies outweighs the cost of voting those proxies, the Firm expects to employ a third party proxy voting service.  Proxies will be voted by the service in accordance with their then-current guidelines.  Though, as discussed below, the Firm may elect not to vote proxies for quantitative equities clients in cases in which the cost of such voting outweighs its benefits, a proxy service may nevertheless be engaged for clients pursuing such strategies in cases in which the terms of the relevant governing documents or agreements require voting of proxies.

Deviation from proxy service guidelines

For Clients for whom proxies are voted, the recommendation of the proxy service may be overridden on a case-by-case basis, provided the portfolio manager for the relevant Client has made a determination that it is in the best interests of the Client to vote contrary to the recommendations of the service.  All such votes must be pre-approved by the CCO or his designee.

Quantitative equities Clients

Notwithstanding the presumption in favor of voting proxies for equities funds, the Firm may determine, on a case-by-case basis, that the benefit of voting proxies for a particular strategy or Client is outweighed by the costs.  For example, quantitative equities strategies with relatively high turnover and which may take short positions in the same equities in which they have taken long positions within the previous 30 to 60 days, may derive little benefit from the voting of proxies.  Determinations not to vote proxies for such accounts will be made by the Compliance Committee upon the recommendation of the relevant portfolio manager, and such determinations will be periodically re-assessed by the Committee.  In determining whether to vote proxies for such Clients, the Committee will also consider the disclosure made or to be made to the Client or its investors.

Non-equities Clients

Ellington has made a determination that, with the present exception of equities Clients as discussed above, the holdings of equity securities in accounts managed by Ellington are either non-existent, incidental, or immaterial relative to the overall size and strategies of such Clients, and that the cost of voting proxies for such Clients currently exceeds the expected benefit to those Ellington Clients.  Accordingly, Ellington will not under ordinary circumstances vote proxies relating to equity securities held in such Client accounts.

Discretion to vote equity proxies in accounts not using a proxy service

Notwithstanding a general determination not to vote equity proxies for a particular Client, where the relevant portfolio manager believes that voting a particular proxy is in the interests of a Client, the portfolio manager has the discretion to vote such proxy, provided that it is voted in the best interest of the relevant Client and the vote receives the prior approval of the CCO.

Corporate Actions

From time to time the firm receives requests from trustees or issuers for votes or other instructions or actions (together, “Corporate Actions”) with respect to fixed income securities held by our Clients.

Corporate Actions should be forwarded to Legal and Compliance on a timely basis for review.

Review by Legal and Compliance

An attorney in Legal and Compliance will review Corporate Actions, including review of any documents to be executed in connection with the Action and consultation with the relevant Portfolio Manager or trading personnel concerning their assessment of the proposed action and any recommendation they have with respect to it.

In addition, the CCO will conduct a “conflicts check” to assess whether multiple clients may have conflicting financial interests in a proposed Action through short positions or investment in multiple levels of an issuer’s capital structure.

Review by Vice Chairman

After review, Legal and Compliance will forward to Laurence Penn a recommendation with respect to a proposed Corporate Action.  Approved recommendations should be forwarded to the appropriate operations personnel to ensure timely response.

Corporate Actions which are solely ministerial or administrative in nature and have no anticipated substantive economic effects on the issuer or its security-holders may be reviewed solely by Legal and Compliance and need not be submitted to the Vice Chairman for prior review.

Corporate Actions and ERISA Clients

Corporate Actions in which the interests of any Ellington Client deemed an ERISA benefit plan or “look-through” benefit plan conflict with those of another Ellington Client may, depending upon the facts and circumstances, be reviewed by an outside or “third-party fiduciary” who is engaged to act on behalf of one or more Ellington Clients.  The CCO will refer potential conflicts involving ERISA Clients to the Compliance Committee for prior review.  The Committee will make a recommendation to the Executive Committee with respect to whether a third-party fiduciary should be engaged in such circumstances.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides biographical information about the portfolio management of the Ellington Income Opportunities Fund as of December 31, 2018:

Michael Vranos

Mr. Vranos founded Ellington in December of 1994. Until December 1994, Mr. Vranos was the Senior Managing Director of Kidder Peabody in charge of RMBS trading. Mr. Vranos began his Wall Street career in 1983, after graduating magna cum laude, Phi Beta Kappa with a Bachelor of Arts in Mathematics from Harvard University.

Mark Tecotzky

Mr. Tecotzky is a Managing Director and head manager for all MBS/ABS credit. Prior to joining Ellington, Mr. Tecotzky was the senior trader in the mortgage department at Credit Suisse Prior to joining Credit Suisse, Mr. Tecotzky worked at Kidder Peabody as a Managing Director where he traded agency and credit sensitive pass-throughs and structured CMOs. Mr. Tecotzky holds a B.S. from Yale University, and received a National Science Foundation fellowship to study at MIT.

Portfolio Manager Compensation
The portfolio managers receive an annual base salary from Ellington and, as partners in Ellington, also receive a share of the firm’s profits.

The following table provides information about portfolios and accounts, other than the Ellington Income Opportunity Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of December 31, 2018:

Name of Investment Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets ($MM)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($MM)
Michael Vranos	Various	34	$6,700	18	$2,800
Mark Tecotzky	Various	24	$4,600	9	$1,200

Conflicts of Interest

In addition to the sub-advisory services provided to the Fund, Ellington and its affiliates (together, the “Ellington Group”) provide investment management services to private, pooled investment vehicles, public companies, and institutional managed accounts (together “Clients” or “Client Accounts”). Ellington, other members of the Ellington Group, and Ellington’s employees and other related persons have interests in certain of these Client Accounts. In some cases, the Ellington Group may have invested in or hold shares of a Client Account, or may own most or all of an Account. In some cases, members of the Ellington Group may receive performance-based fees from a Client Account though Ellington does not receive such fees from the Fund. For all these reasons, Ellington may have differing interests with respect to different Client Accounts, including the Fund, or with respect to individual transactions or investments made by or contemplated for those Accounts. Conflicts of interest among Client Accounts, for example when they compete for limited investment opportunities, may be more pronounced because of differing direct or indirect interests of Ellington or its affiliates with respect to those Accounts.

Set forth below is a summary of some of the circumstances in which such conflicts of interest may and do arise:

Allocation of Investment Opportunities and Order Aggregation
Ellington exercises reasonable, good faith judgment when determining which investment opportunities are appropriate for each Client Account. Investment opportunities are generally allocated on the basis of capital available for such opportunities and other relevant factors particular to an Account, including, but not limited to, the strategy pursued for the Account and applicable investment restrictions, tax considerations, Employee Retirement Income Security Act and other regulatory considerations, risk parameters, a Client’s pre-existing position, and the appropriate overall composition of each Client Account. Ellington may at times allocate opportunities on a preferential basis to Client Accounts that are in a “start-up” or “ramp-up” phase or to rebalance Accounts following the addition of capital to or withdrawal of capital from one or more Client Accounts.

Because Ellington allocates investment opportunities among multiple Client Accounts, conflicts may arise when certain Client Accounts seek to sell investments when other Client Accounts hold similar or the same investments. For example, Client Accounts in liquidation or wind-down, or Client Accounts with differing liquidity or redemption terms, may seek to sell commonly held investments before other Client Accounts. Sale by such Client Accounts of the same or similar investments, depending upon the volume of sales and the nature of the market, may affect the market value of investments that continue to be held by other Client Accounts, including the Fund.

Transactions executed for Client Accounts may be effected independently or on an aggregated basis. Aggregation of Client orders can achieve better execution or result in more favorable commission rates. Such aggregation of orders, however, may not always be to the benefit of every Client Account with regard to the price or quantity executed for each individual transaction. Ellington’s policy is to allocate executions of aggregated Client orders on a fair and equitable basis among participating Clients.

Receipt of Material Non-public Information
The Ellington Group may come into possession of material non-public information or other confidential information as a result of its business activities. Ellington has adopted policies with respect to insider trading and receipt of confidential information which include restrictions on trading for personal and Client Accounts in circumstances in which the firm has received material, confidential information. As a consequence, the possession of such information may limit the ability of Ellington’s Client Accounts to buy or sell a security or otherwise to participate in an investment opportunity.

Differing Advice
Client Accounts may buy or sell securities of an issuer that are also bought or sold by the Ellington Group, other Client Accounts of the Ellington Group, or by Ellington employees for their own accounts. In this regard, Ellington may give advice and recommend securities, derivatives, and other financial instruments to a Client Account which may be identical to or may differ from advice given to or instruments recommended or bought or sold for or by other Accounts, affiliates, or employees, even though their investment objectives may be the same or similar.

Cross or Principal Transactions
Ellington, an Ellington Client Account, or a member or principal account of the Ellington Group may buy securities from or sell securities to a Client Account where consistent with the best interests of participating Clients, applicable law (including the 1940 Act) and the governing, advisory, and other documents related to the participating Clients.

Differing Interests in an Issuer
Client Accounts may, from time to time, make an investment in an issuer in a different level of whose capital structure the Ellington Group or one or more other Client Accounts has invested. Such circumstances may result in a conflict among or with such Client Accounts to the extent that a Client Account holds securities with rights, preferences, or privileges with respect to an issuer that are different than those held by other Client Accounts or the Ellington Group. In such instances, Ellington, in its sole discretion when acting in the best interests of each Client, may make recommendations and decisions regarding such rights or privileges for other entities that may be the same as or different from those made by or on behalf a Client Account and may take actions (or elect to take no action) in the context of these other economic interests or relationships the consequences of which may be adverse to the interests of a particular Client Account.

Other Activities and Affiliations
Ellington and the Ellington Group are not restricted from forming additional funds or vehicles, from entering into other investment advisory relationships, or from engaging in other business, academic, public policy, or charitable activities, even though such activities may be in competition with a Client Account or its interests or may involve substantial time and resources of Ellington’s principals or employees. Although Ellington and its principals and employees will devote as much of their time to the activities of Client Accounts as they deem necessary and appropriate, these other activities could be viewed as creating a conflict of interest in that the time and effort of Ellington and its related persons will be allocated among various Client Accounts and business activities.

Other Relationships with Brokers and Counterparties
The Ellington Group may have other interests in or business arrangements with brokers and dealers used to execute transactions for Client Accounts, including the Fund.

Certain brokers or other counterparties for Ellington’s Client Accounts may offer capital introduction services. Capital introduction is a service designed to introduce fund managers to potential investors, typically through individual meetings or in a conference format. Although capital introduction is customarily offered as a free service, various conflicts of interest are presented by such arrangements. Ellington may, for example, have an incentive to use the services of a specific broker due to the broker’s ability to raise capital for management by Ellington or another member of the Ellington Group.

The Ellington Group may have other business arrangements with brokers and dealers used to execute transactions for Clients. For example, brokerage firms and their affiliates and representatives may also be Ellington Clients or invest in pooled investment vehicles managed by the Ellington Group. Brokerage firms may also provide financing, underwriting, placement or other services to the Ellington Group or other Client Accounts.

In addition, brokerage firms and their employees may offer gifts to Ellington’s employees, and may invite employees to entertainment and social events. Acceptance of such gifts and entertainment is subject to policies set forth in Ellington’s Code of Ethics. Ellington policy prohibits consideration of factors such as receipt of gifts and entertainment when selecting brokers and counterparties to execute transactions for Client Accounts.

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee in the Fund as of December 31, 2018:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Michael Vranos	None
Mark Tecotzky	None

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/13/2018 – 11/30/2018	0	0	0	0
12/1/2018 – 12/31/2018	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year ended December 31, 2018 reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(b)	(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Ellington Income Opportunities Fund

By (Signature and Title) /s/ John L. Sabre
                                        John L. Sabre, President

Date   March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ John L. Sabre
                                        John L. Sabre, President

Date   March 8, 2019

By (Signature and Title)  /s/ Christopher E. Moran
                                         Christopher E. Moran, Treasurer

Date   March 8, 2019